Monteagle Quality Growth Fund

Summary Prospectus

December 22, 2017

Class I Shares: MFGIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.monteaglefunds.com. You can also get this information at no cost by calling (888) 263-5593 or by sending an e-mail request to mwhite@nashcap.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MONTEAGLE FUNDS

Monteagle Funds - Monteagle Quality Growth Fund

FUND SUMMARY

Investment Objective

The investment objective of the Monteagle Quality Growth Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.33%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “growth investing” style by investing, under normal circumstances, at least 80% of its assets in the common stock of domestic companies that its Sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund invests in small and mid-capitalization companies that have a minimum market capitalization of $250 million at the time of purchase. The Fund seeks to maintain a minimum average weighted market capitalization of at least $5 billion.

Principal Investment Risks

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Sub-adviser’s ability to identify profitable investment opportunities for the Fund.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

Small and Mid-Capitalization Risk. The Fund may invest in small and medium capitalization companies which involve greater risks than those associated with larger, more established companies. Smaller companies may be subject to more abrupt or erratic price movements.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

Performance

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of the Fund for the past ten full calendar years for periods subsequent to the effective date of the Fund’s registration statement.

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The Fund’s Institutional Class Shares year-to-date total return through September 30, 2017 was 17.46%.

During the period shown in the bar chart, the highest quarterly return was 14.43% (for the quarter ended March 31, 2012) and the lowest return was -23.95% (for the quarter ended December 31, 2008).

Average Annual Total Returns
For the Period Ended December 31, 2016

The table below shows how the Fund’s average annual total returns compared to those of the S&P 500 Index® and the Russell 1000 Growth Index®. The Russell 1000 Growth Index®, which measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, is provided as a supplemental benchmark because it is reflective of the market for growth stocks in which the Fund invests. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local income taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Quality Growth Fund	1 Year	5 Years	10 Years [1]
Institutional Class Return Before Taxes	6.27%	10.53%	6.06%
Institutional Class Return After Taxes on Distributions	4.38%	9.66%	5.63%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	4.89%	8.28%	4.83%
S&P 500 Index®
(reflects no deduction for fees, expenses, or taxes)	11.93%	14.62%	6.93%
Russell 1000 Growth Index®
(reflects no deduction for fees, expenses or taxes)	7.08%	14.51%	8.34%

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[1]	Performance reflects fee waivers by the Fund’s investment adviser for periods prior to 2007; had advisory fees not been waived during such periods, returns would be less than those shown.

Investment Adviser and Sub-Adviser

Nashville Capital Corporation is the investment adviser to the Fund. Garcia Hamilton & Associates, L.P. was the investment Sub-adviser to the Fund through the fiscal year ended August 31, 2017.  Effective September 1, 2017 Howe & Rusling, Inc. is the investment Sub-adviser to the Fund.

Portfolio Managers

●	Robert J. Prorok, Vice President and Senior Portfolio Manager of the Sub-adviser, has managed the Fund since September 2017.

●	Tom Sauer, Portfolio Manager and Equity Analyst, has managed the Fund since September 2017.

●	Craig D. Cairns, President and Chief Compliance Officer of the Sub-adviser, has managed the Fund since September 2017.

●	Stefan Kip Astheimer serves as co-chair of the Sub-adviser’s Equity Committee, and as a member of the firm’s Fixed Income and Asset Allocation Committees, has managed the Fund since September 2017.

●	Brett Winnefeld serves as a Senior Equity Analyst of the Sub-adviser, has managed the Fund since September 2017.

Purchase and Sale of Fund Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147) or by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum investment for the Fund is $50,000 and there is no subsequent minimum investment. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the

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broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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